Exhibit 10.21

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

SECOND AMENDMENT TO AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT (the “Amendment”) is made and entered into this 30th day of September 2016, by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and Weatherford U.S., L.P., a Louisiana limited partnership (“Buyer”).

RECITALS

WHEREAS, Smart Sand and Buyer have entered into an Amended and Restated Master Product Purchase Agreement, effective as of November 1, 2015, and the First Amendment to Amended and Restated Master Product Purchase Agreement, dated January 20, 2016 and effective as of November 1, 2015 (as so amended, the “Agreement”);

WHEREAS, Smart Sand and Buyer wish to modify Appendix A of the Agreement; and

WHEREAS, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth herein, the sufficiency of which is acknowledged by the undersigned, the Buyer and Smart Sand hereby agree as follows:

1.    AMENDMENT TO THE AGREEMENT. The table set forth in Section (1)(B) of Appendix A of the Agreement is hereby deleted in its entirety and restated as follows:

Base Price Based Upon Oil Price Average (per barrel)
Product	Less than ***	At least *** and less than ***	At least *** and less than ***	At least *** and less than ***	At least ***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

2.      GENERAL PROVISIONS.

2.1    Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.

2.2    Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3    Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.5    No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

2.6    Entire Agreement. This Amendment, the Agreement and the agreements and documents referred to herein and therein, together with all the Exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

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In Witness Whereof, the parties hereto have executed this SECOND AMENDMENT TO THE AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT as of the date first written above.

SMART SAND, INC.

By:	/s/ John Young
Name:	John Young
Title:	EVP Sales and Logistics

WEATHERFORD U.S., L.P.

By:	/s/ Philip Scott
Name:	Philip Scott
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO THE AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT]